Exhibit 99.C
First Quarter 2006 Financial & Operational Update May 5, 2006

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. The reserves and production information in this presentation, and the reserve replacement costs and rates derived from this information include the proved gas and oil reserves and production attributable to El Paso's 43 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, net debt and liquidity, and per unit total cash expenses, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Starting to Hit on All Cylinders $0.52 diluted EPS from continuing operations Includes $0.14 MTM gains from production puts and calls Higher quality earnings Drillbit performance outstanding Pipeline earnings fueled by growth capital Balance sheet improvement continues Macae/Central America assets sold Hurricanes continue to impact business New hedges support continued growth in 2007

Financial Results

Financial Results EBIT* Interest and debt expense Preferred interests of consolidated subsidiaries Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations, net of income taxes Total diluted EPS $ 888 (348) - 540 165 375 (19) 356 10 $ 346 $ 0.52 (0.03) $ 0.49 2006 2005 Three Months Ended March 31, ($ Millions) $ 463 (343) (6) 114 1 113 (7) 106 - $ 106 $ 0.18 (0.01) $ 0.17 *Includes $162 MM ($0.14 per diluted share) MTM gain in 2006 and $106 MM MTM loss in 2005 from production puts and calls 6

Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing and Trading Power Corporate Total Three Months Ended March 31, 2006 $ 478 199 208 * 3 - $ 888 Capital Expenditures EBIT DD&A *Includes $162 MM MTM gain from production puts and calls ($ Millions) $ 115 146 1 - 10 $ 272 $ 221 175 - - 5 $ 401

Cash Flow Summary $ 375 464 839 110 949 2 $951 $ 401 $ 36 Net income from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Dividends paid $ 113 245 358 (302) 56 (5) $51 $ 388 $ 26 ($ Millions) 2006 2005 Three Months Ended March 31, Strong operating cash flow

2006 Analysis of Working Capital and Other Changes $ 597 (219) (63) (141) (64) $ 110 Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in receivable/payable Other Total working capital changes & other Three Months Ended March 31, 2006 ($ Millions) $288 MM associated with $442 MM power book sale 9

Balance Sheet Summary 1Macae project debt is included in liabilities for discontinued operations and was subsequently retired in April 2006 2Includes $1,576 MM and $1,975 MM of readily available cash and $456 MM and $328 MM of available capacity under revolving credit facilities on 3/31/06 and 12/31/05, respectively Total financing obligations Macae project debt1 Total book capitalization Cash Net debt1 Weighted average cost of debt Total liquidity2 ($ Millions) $ 17,080 $ 229 $ 21,223 $ 1,779 $ 15,530 8.2% $ 2,032 March 31, 2006 $ 18,009 $ 225 $ 21,654 $ 2,132 $ 16,102 7.9% $ 2,303 December 31, 2005 Improved balance sheet and credit metrics 10

Hedging Activity for 2007 130 Bcf of 2007 production hedged, collars with $8.00/MMbtu floor and $16.02/MMBtu ceilings Provides downside protection and upside opportunity Hedge accounting treatment No margin required Hedges at El Paso Exploration & Production Note: New positions replace 30 Bcf-$6.00 floors, 21 Bcf-$7.00 floors, $9.00 ceilings New hedges support continued growth in 2007

Financial Summary Significant progress in first quarter towards 2006 targets $1.3 billion in gross debt reduction YTD Business simplification continuing Asset sales closings progressing Will prudently downsize legacy trading operations Recent hedge activity positions EP for growth in 2007 *Includes $229 MM of Macae project debt which was retired in April 2006

Pipelines

Highlights Strong first quarter EBIT of $478 MM, up 16% from 2005 Continued progress on growth projects Binding open season underway for Continental Connector Capital costs, excluding hurricane costs, on plan for annual level $160 MM of non-reimbursable hurricane costs in 2006 14

Pipelines Segment Financial Results EBIT Capital expenditures* Total throughput (BBtu/d) 100% Equity investments Total throughput Three Months Ended March 31, $ 412 $ 138 19,727 2,859 22,586 2006 2005 $ 478 $ 221 19,474 2,832 22,306 ($ Millions) *Capital expenditures includes $83 MM of hurricane-related costs in 1Q 2006 15

1Q 2006: Continuing to Deliver on Growth Projects SNG Elba Expansion II: $158 MM In-service February 2006 WIC Piceance Pipeline: $132 MM In-service March 2006 SNG Cypress Phase I: $241 MM Final Environmental Impact Statement issued April 2006 ANR STEP project: $95 MM Executed precedent agreements for 31 Bcf of storage $ Millions Project Capital

Continental Connector Project Secured significant commitment from Chesapeake Energy Binding open season runs through May 19 Began NEPA pre-filing process Expected design: 1 Bcf/d with 1Q 2008 in-service

Western Pipelines

Western Pipelines Update Favorable orders on EPNG restructuring and rate caps Largely approved proposed new services Clarified limits on applicability of 1996 rate settlement Customer settlement negotiations ongoing in EPNG rate case Extended effectiveness of new CIG rate case until January 2007 Settlement negotiations ongoing

Western Pipeline Growth Projects Cheyenne Plains $385 MM December 2005 755 MMcf/d Completed or under construction Signed PA's Future Projects EPNG Sonora Lateral $91 MM 2009/10 800 MMcf/d EPNG Line 1903 $74 MM December 2005 502 MMcf/d WIC Piceance Pipeline $132 MM March 2006 333 MMcf/d WIC Kanda Lateral Up to $137 MM January 2008 Up to 333 MMcf/d CPG Yuma Lateral $22 MM October 2006 49 MMcf/d EPNG Arizona Storage $105 MM 2009/10 350 MMcf/d CIG Raton Basin Expansions $91 MM 2005-2008 170 MMcf/d As of January 18, 2006

New Western Pipeline Growth Projects Front Range Market Delivery Infrastructure $148 MM 2008/2009 WIC/CP Opal to Cheyenne or Greensburg $39-$67 MM January 2008 125 Mdth/d As of May 5, 2006 Signed PA's Future Projects

Summary: Pipelines Continue to Deliver Strong earnings Significant progress on previously announced growth projects Capitalizing on new project opportunities Continued progress on EPNG and CIG rate cases

Exploration & Production and Other

E&P Results EBIT Capital expenditures1 Acquisitions Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($Mcfe)2 Other taxes ($/Mcfe) General and administrative expenses ($/Mcfe) Total cash expenses ($/Mcfe)3 $ 199 $ 175 $ - 694 71 $ 1.02 0.02 0.67 $ 1.71 2005 2006 Three Months Ended March 31 1Cash basis, accrual basis was $225 MM for 2006 and $151 MM for 2005 2Includes lease operating costs and production-related taxes 3Excludes costs associated with equity investment in Four Star ($ Millions) $ 183 $ 141 $ 271 766 - $ 0.80 0.05 0.59 $ 1.44 24

Impact of Natural Gas Basis Differentials 1Q 2005 2Q 2005 3Q 2005 4Q 2005 1Q 2006 EP Realized % to NYMEX Henry Hub Gas (excluding hedges) 88 92 89 80 84 NYMEX Henry Hub gas average last day settle (per MMBtu) 6.27 6.73 8.49 12.97 8.98 88% $6.27 92% $6.73 89% $8.49 $12.97 80% 84% $8.98

Drilling Success High (Pc<40%) Med Low (Pc>80%) Predicted Actual GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 36% 100% 63% 86% 99% 100% Risk TGC Expl. Int'l Dev. 1 7 77 1Q Gross Wells Drilled Success Rate 51 100% success on El Paso operated wells

4Q 2005 1Q 2006 Full-Year Plan Onshore 405 405 900 TGC 196 195 GOM/SLA 107 133 International 51 32 Production Update* 825-850 405 195 133 51 765 32 759 405 196 107 MMcfe/d *Includes proportionate share Four Star equity volumes

Gulf of Mexico/ South Louisiana Update 100% success rate on 4 gross wells drilled Challenges in bringing 1Q volumes online Eugene Island 364/372 Approximately 40 MMcfe/d shut-in during 1Q Volumes coming online since 1Q Cane Ridge online 4/21 at 9 MMcfe/d West Cameron 62/75 commissioned and prepared to flow Additional volumes in 2Q Long Point 28

1H 2005 2H 2005 1Q 2006 Average Daily Production (MMcfe) 225 198 195 Finding Cost per Mcfe 5.3 1.84 1.85 Texas Gulf Coast Business Stabilized 225 198 195 Texas Gulf Coast continuing 2nd half 2005 success $5.30 $1.84 $1.85 New strategy in place

Klimitchek Discovery & Development Klimitchek #1 Ewers drilled in 1Q 2006 Working interest: 87.5% Well cost: $5 MM Reserves: 3.3 Bcfe 11 MMcfe/d initial flow, currently 6 MMcfe/d Renger 4 well to be drilled in 2Q 2006 Potential upside of 18 additional locations from Klimitchek Rochelle and Ewers offsets Klimitchek 1 Rochelle/Ewers Ewers/Meine Rochelle Ewers/Meine Outline Rochelle Outline

Arklatex Current Development Texas Arkansas Louisiana Note: Acreage and inventory include only producing position-field expansion not included Large low risk inventory on current spacing 61 Ming's Chapel Field 3,500 gross acres 28 producing wells 80 acre development 20 future locations (50% PUD) Minden Field 15,600 gross acres 93 producing wells 60 acre development 177 future locations (33% PUD) Holly Field 22,400 gross acres 236 producing wells 60 acre development 214 future locations (44% PUD) Bear Creek 17,900 gross acres 116 producing wells 120 acre development 49 future locations (20% PUD) Ada/West Bryceland 12,800 gross acres 95 producing wells 80 acre development 84 future locations (12% PUD) Sibley 4,500 gross acres 69 producing wells 40 acre development 40 future locations (13% PUD)

Espirito Santo Basin (BM-ES-5) 10 km Petrobras oper WI 65% El Paso WI 35% Petrobras oper WI 100% Petrobras Discovery Well: 4-ESS-164A Date: April 2006 Operator: Petrobras Block: BES-100 Camamu Potiguar Espirito Santo Santos El Paso E&P Assets Exploration Blocks Production Blocks Pinauna BM-ES-5 32

Egypt: New Country Entry


NILE
DELTA
WESTERN
DESERT
SINAI
GULF
OF
SUEZ

Block 8 (South Mariut)—100%

Area:	1.18 MM acres (4,785 km²)
Status:	El Paso winner among 5 bids Awaiting final award
Commitment:	$ 22 MM
Work program:	3D seismic survey (2006–2007) 5 wells (2008–2009)

South Feiran—20% (ENI operated)

Area:	86,486 acres (350 km²)
Status:	Government approval pending
Commitment:	Already satisfied
Work program:	3D seismic acquired (1Q 2006) Contingent well (1Q 2007)

elpaso

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Marketing & Trading Results EBIT MTM gas MTM for Production puts, calls, and swaps MTM power MTM Cordova Tolling Agreement MTM for terminations Settlements, demand charges, and other Operating expenses and other income Reported EBIT Number of legacy transactions $ (2) 162 11 - 49 (15) 3 $ 208 1,925 Three Months Ended March 31 2006 2005 ($ Millions) $ 26 (106) (50) (33) - (12) (10) $ (185) 5,265 34

*Includes Four Star equity volumes E&P and Other Summary E&P volumes on track to achieve 825-850 MMcfe/d* target Exceptional drilling success in 1Q Capital expenditures and cash expenses on plan Continuing to diversify international portfolio Volatility in gas and power book dramatically lower

Summary We will deliver on 2006 goals Momentum building in both core businesses Asset sales complete in 2006 Hedging de-risks 2007 Credit metrics continue to improve Current trends sustainable through 2007

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Net Debt is defined as El Paso's total Financing Obligations as disclosed on the company's consolidated balance sheet net of cash and cash equivalents. Net Debt is an important measure of the company's total leverage. Investor's should be aware that some of El Paso's cash is restricted and not available for debt repayment. Per Unit Total Cash Expenses equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Total Liquidity is defined as cash that is easily available for general corporate purposes and available capacity under El Paso's $3 billion credit agreement and El Paso's $300 million borrowing base credit facility. Total Liquidity demonstrates the company's ability to meet current obligations and commitments. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements. 38

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Net Debt Reconciliation Total debt at 12/31/05 Total cash and cash equivalents Outstanding net debt at 12/31/05 Project debt at Macae Outstanding net debt at 12/31/05 including Macae Total debt at 3/31/06 Total cash and cash equivalents Outstanding net debt at 3/31/06 Project debt at Macae Outstanding net debt at 3/31/06 including Macae $ 18.0 2.1 $ 15.9 0.2 $ 16.1 $ 17.1 1.8 $ 15.3 0.2 $15.5 $ Billions 41

Non-GAAP Reconciliation: Total Cash Expenses 2006 total equivalent volumes (MMcfe): 2005 total equivalent volumes (MMcfe): Total operating expense Depreciation, depletion, and amortization Costs of products and services Per unit cash cost $ 259 (146) (13) Total ($ MM) Per Unit ($/Mcfe) Three Months Ended March 31, 2006 $ 275 (146) (22) $ 4.40 (2.34) (0.35) $ 1.71 Total ($ MM) Per Unit ($/Mcfe) 62,500 2006 2005 68,976 42 $ 3.75 (2.12) (0.19) $ 1.44

Production Related Derivative Schedule See El Paso's Form 10-K filed 3/7/06 for additional information on the company's derivative activity 1 Hedge price and cash price are identical for 2007-2012 Note: Positions are as of April 24, 2006 except for 2006 positions which are as of March 31, 2006 43

$/Mcf Natural Gas Basis Differentials by Delivery Point

Natural Gas Basis Differentials by Delivery Point

First Quarter 2006 Financial & Operational Update May 5, 2006